UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2025

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
1425 Ohlendorf Road Osceola, AR	72370
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

Supplemental Agreement to Amended and Restated Standby Equity Purchase Agreement

On February 24, 2025 (the “Effective Date”), Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), entered into a supplemental agreement, dated the Effective Date (the “Supplemental Agreement”), with YA II PN, Ltd., a Cayman Islands exempt limited company (the “Investor”). The Supplemental Agreement amends and supplements the amended and restated standby equity purchase agreement, dated as of October 31, 2024 (the “A&R SEPA”), by and between the Investor and the Company to: (i) provide for the advancement by the Investor to the Company, subject to the satisfaction of certain conditions as set forth in the Supplemental Agreement, of $5 million under the A&R SEPA (the “Additional Pre-Paid Advance”), to be evidenced by convertible promissory notes (the “Additional Promissory Notes”) in two tranches, (ii) amend the maturity date for the initial promissory note in the principal amount of $2 million issued on October 31, 2024 to the Investor pursuant to the A&R SEPA (the “Note EVTV-1”) to March 9, 2026, and (iii) amend the Floor Price (as defined in the Note EVTV-1) for the Note EVTV-1 to $1.00.

The Additional Promissory Notes will accrue interest on the outstanding principal balance at an annual rate equal to 5%, which shall increase to an annual rate of 18% upon the occurrence of an Event of Default (as defined in the Additional Promissory Notes) or a Registration Event (as defined in the Additional Promissory Notes) for so long as such event remains uncured. The Additional Promissory Notes will mature on March 9, 2026, which may be extended at the option of the Investor. The Additional Promissory Notes are convertible at a conversion price equal to the lower of (i) $1.00 per share or (ii) 93% of the lowest daily VWAP during the five consecutive trading days immediately preceding the conversion date (but no lower than the “floor price” then in effect, which is $0.0713 per share, subject to adjustment from time to time in accordance with the terms contained in the Additional Promissory Notes).

The first tranche of the Additional Pre-Paid Advance was disbursed on February 25, 2025 in the principal amount of $3 million (with net proceeds to the Company of approximately $2.7 million after deducting discounts and fees) as evidenced by an Additional Promissory Note issued by the Company to the Investor on February 24, 2025 (the “Note EVTV-3”). The second tranche of the Additional Pre-Paid Advance will be in the principal amount of $2 million and advanced by the Investor upon the Company obtaining approval of its stockholders for the issuance of shares in excess of the Exchange Cap (as defined in the A&R SEPA). At the closing of each tranche of the Additional Pre-Paid Advance, the Investor will advance to the Company the principal amount of the applicable tranche, less a discount in the amount equal to 5% of the principal amount of such tranche netted from the purchase price due and structured as an original issue discount.

Except as described above and as otherwise set forth in the Supplemental Agreement, including the form of Additional Promissory Note attached as Exhibit A thereto, the A&R SEPA and the Note EVTV-1 remain in full force and effect. A copy of the A&R SEPA was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 6, 2024, and is incorporated herein by reference.

The foregoing description of the material terms of the Supplemental Agreement and the Note EVTV-3 is only a summary and is qualified in its entirety by reference to the full text of the Supplemental Agreement and the Note EVTV-3, as applicable, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Additional Promissory Notes is incorporated by reference herein in its entirety. The issuance of the Additional Promissory Notes pursuant to the Supplemental Agreement was and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01	Regulation FD Disclosure.

The information provided to the Investor in connection with the entry into the Supplemental Agreement included the Company’s cash on hand of approximately $3,000,000 and the Company’s burn rate of about $600,000 per month, in each case, as of February 5, 2025.

The information set forth under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events, expectations or actions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the Company’s ability to satisfy the conditions under the A&R SEPA as supplemented and amended by the Supplemental Agreement, market conditions and other risks detailed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Supplemental Agreement, dated February 24, 2025, by and between Envirotech Vehicles, Inc. and YA II PN, Ltd.
10.2	Convertible Promissory Note, dated February 24, 2025, issued to YA II PN, Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: February 25, 2025	By:	/s/ Jason Maddox
Jason Maddox
President and Interim Chief Financial Officer